UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2023

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
4.875% Non-Cumulative Preferred Stock, Series G	AGM.PRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 18, 2023, the Federal Agricultural Mortgage Corporation (“Farmer Mac”) held its Annual Meeting of Stockholders. At that meeting, the holders of Farmer Mac’s voting common stock: (1) elected all ten of the nominees for director on the ballot and identified in Farmer Mac’s Proxy Statement previously filed on April 14, 2023 (“Proxy Statement”); (2) ratified the selection of PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (3) approved an advisory proposal approving the compensation of Farmer Mac’s named executive officers as described in the Proxy Statement; and (4) approved an advisory proposal selecting the frequency of one year for future stockholder advisory votes to approve the compensation of Farmer Mac’s named executive officers.

Election of Directors

Farmer Mac’s federal charter provides that five directors are elected annually by a plurality of the votes of the holders of Class A Voting Common Stock and five directors are elected annually by a plurality of the votes of the holders of Class B Voting Common Stock. Listed below are the final results for the election of directors (by class, with cumulative voting):

Class A Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Dennis L. Brack	604,825	80,005
James R. Engebretsen	607,711	80,005
Mitchell A. Johnson	606,035	80,005
Eric T. McKissack	527,165	80,005
Todd P. Ware	609,657	80,005

Class B Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Richard H. Davidson	527,569	None
Everett M. Dobrinski	628,897	None
Amy H. Gales	436,282	None
Robert G. Sexton	124,327	None
Roy H. Tiarks	527,569	None

Based on these voting results, the following individuals were elected to serve as directors of Farmer Mac for one-year terms until Farmer Mac’s next Annual Meeting of Stockholders: Dennis L. Brack, Richard H. Davidson, Everett M. Dobrinski, James R. Engebretsen, Amy H. Gales, Mitchell A. Johnson, Eric T. McKissack, Robert G. Sexton, Roy H. Tiarks, and Todd P. Ware.

In addition to the ten directors elected at the Annual Meeting of Stockholders on May 18, 2023, the following directors appointed by the President of the United States continue to serve as directors of Farmer Mac: Lowell L. Junkins
(Board Chair), LaJuana S. Wilcher (Board Vice Chair), Chester J. Culver, Sara L. Faivre, and Charles A. Stones. Those five directors have no specified term and serve at the pleasure of the President of the United States.

Ratification of Selection of PricewaterhouseCoopers LLP as Farmer Mac’s Independent Registered Public Accounting Firm for 2023

Farmer Mac’s By-Laws provide that the Audit Committee’s selection of accountants shall be made annually in advance of the Annual Meeting of Stockholders and shall be submitted for ratification or rejection at such meeting. Farmer Mac’s Audit Committee previously selected PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Listed below are the final results for the stockholder vote on the ratification of that selection (Class A votes and Class B votes combined):

Number of Votes
For	1,225,591
Against	1,044
Abstain	2,440
Broker Non-Votes	None

Advisory Vote to Approve Compensation of Farmer Mac's Named Executive Officers (“Say-on-Pay”)

Listed below are the final results for the stockholder Say-on-Pay advisory vote (Class A votes and Class B votes combined):

Number of Votes
For	1,012,521
Against	1,188
Abstain	165,361
Broker Non-Votes	80,005

Advisory Vote to Approve Frequency of Future Advisory Votes on Compensation of Farmer Mac’s Named Executive Officers (“Say-on-Frequency”)

Listed below are the final results for the stockholder Say-on-Frequency advisory vote (Class A votes and Class B votes combined):

Number of Votes
One Year	790,364
Two Years	1,500
Three Years	220,453
Abstain	166,753
Broker Non-Votes	80,005

Farmer Mac intends to hold future advisory Say-on-Pay votes every year. However, because this vote is advisory and not binding on Farmer Mac’s Board of Directors or Farmer Mac, Farmer Mac’s Board of Directors may decide that it is in the best interests of Farmer Mac’s stockholders and Farmer Mac to hold an advisory vote less frequently than the option selected by Farmer Mac’s stockholders. Additionally, Farmer Mac’s Board of Directors may reevaluate this determination after the next stockholder Say-on-Frequency advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                        By: /s/ Stephen P. Mullery
                         Name: Stephen P. Mullery
                         Title: Executive Vice President – General Counsel

Dated: May 23, 2023